UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

__________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

September 10, 2007
Date of Report (Date of earliest event reported)

Colonial Commercial Corp.
(Exact name of Registrant as Specified in Charter)

NEW YORK	1-6663	11-2037182
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

275 WAGARAW ROAD, HAWTHORNE,	07506
NEW JERSEY
(Address of Principal Executive Offices)	(Zip Code)

Registrant's Telephone Number, Including Area Code: 973-427-8224

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

On September 10, 2007, the company, through S&A Purchasing Corp., a wholly owned subsidiary, purchased from S&A Supply, Inc., a Massachusetts corporation, (“S&A Supply”) and affiliates of S&A Supply, all of their tangible and intangible assets, including accounts receivable, inventory, fixed assets, but excluding certain accounts receivable and other specifically excluded assets, and assumed certain liabilities, including trade accounts payable and motor vehicle loans.  The transaction was effected pursuant to an Asset Purchase Agreement dated as of September 10, 2007 (the “APA”).

The purchase price for the assets is equal to their book value as adjusted, plus $315,000, less assumed liabilities as adjusted. Based on estimates of book value at closing, the company paid $4,602,675 and assumed liabilities totaling $1,225,133 at closing.  The APA provides for adjusting payments to be made on or about January 18, 2008. The cash portion of the purchase price was financed out of the company’s credit facility described below.

In connection with the acquisition, the company, through S&A Purchasing Corp. as lessee, entered into three 5-year lease agreements with affiliates of S&A for two locations in Great Barrington, Massachusetts and one location in Pittsfield, Massachusetts for aggregate annual rentals of $180,000, plus real estate taxes and maintenance.  The company also assumed a $1,425 month-to-month tenancy with a non-related party for a location in North Adams, Massachusetts.

The company also entered into employment agreements with Brian Mead and Adam Mead, minority shareholders of S&A and its affiliates, and a consulting agreement with Nancy Mead, the majority shareholder of S&A and its affiliates.

In connection with this acquisition, the company amended its credit facility with Wells Fargo Bank, National Association to increase the company’s facility from $15 million to $25 million and extended the maturity of the facility from August 1, 2010 to August 1, 2012.  The $25 million facility includes a $1 million term loan payable in 12 equal monthly installments, and up to $500,000 of seasonal over-advances.  The initial interest rate on the term loan is prime minus 0.25%, but the interest rate on up to 75% of the loan’s outstanding balance can be converted by the company to 2½% over LIBOR.  The interest rate will be reduced to prime minus 0.50%, or LIBOR plus 2¼%, if the company reports net income (as defined) of more than $1 million for the fiscal year ending December 31, 2007.

The foregoing descriptions are qualified in their entirety by reference to the agreements and instruments, copies of which are attached hereto as exhibits and are incorporated herein by reference.

ITEM 2.01 COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Reference is made to Item 1.01 for information relating to the acquisition of assets. This information is incorporated herein.

ITEM 2.03 CREATION OF A DIRECT FINANCIAL OBLIGATION OR AN OBLIGATION UNDER AN OFF-BALANCE SHEET ARRANGEMENT OF A REGISTRANT

Reference is made to Item 1.01 for information on the company’s financing through its credit facility of the cash portion of the purchase price referred to in that Item and for information on an amendment to the credit facility.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Financial statements of businesses acquired

As permitted by Item 9.01(a)(4) of Form 8-K, the Registrant will, if required, file the financial statements required by Item 9.01(a)(1) of Form 8-K pursuant to an amendment to this Current Report on Form 8-K not later than seventy one (71) calendar days after the date this current report must be filed.

(b) Pro forma financial information

As permitted by Item 9.01(b)(2) of Form 8-K, the Registrant will, if required, file the pro forma financial information required by Item 9.01(b)(1) of Form 8-K pursuant to an amendment to this Current Report of Form 8-K not later than seventy one (71) calendar days after the date this current report must be filed.

(c) Not applicable

(d) Exhibits

Exhibit No.	Description

10.01
Asset Purchase Agreement dated as of September 10, 2007 by and among S&A Purchasing Corp., S&A Supply, Inc., S&A Management, Inc., S&A Realty, Inc., and the other parties set forth on the signatory page thereto, filed herewith.

10.02	Lease Agreement for 40 Maple Avenue, Great Barrington, MA dated as of September 10, 2007 between S&A Realty, Inc. and S&A Purchasing Corp., filed herewith.

10.03	Lease Agreement for 1311 East Street, Pittsfield, MA dated as of September 10, 2007 between S&A Realty, Inc. and S&A Purchasing Corp., filed herewith.

10.04	Lease Agreement for 20 Maple Avenue, Great Barrington, MA dated as of September 10, 2007 between S&A Supply, Inc. and S&A Purchasing Corp., filed herewith.

10.05	Employment Agreement dated as of September 10, 2007 between S&A Purchasing Corp. and Adam Mead, filed herewith.

10.06	Employment Agreement dated as of September 10, 2007 between S&A Purchasing Corp. and Brian Mead, filed herewith.

10.07	Consulting Agreement dated as of September 10, 2007 between S&A Purchasing Corp. and Nancy Mead, filed herewith.

10.08	Second Amendment dated as of September 10, 2007 to and under the Credit and Security Agreement, dated as of July 28, 2004 (as amended from time to time, the “Credit Agreement”), filed herewith.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

COLONIAL COMMERCIAL CORP.
(Registrant)

Date: September 14, 2007	/s/ William Salek
William Salek
Chief Financial Officer

INDEX TO EXHIBITS

Exhibit No.	Description

10.01
Asset Purchase Agreement dated as of September 10, 2007 by and among S&A Purchasing Corp., S&A Supply, Inc., S&A Management, Inc., S&A Realty, Inc., and the other parties set forth on the signatory page thereto, filed herewith.

10.02	Lease Agreement for 40 Maple Avenue, Great Barrington, MA dated as of September 10, 2007 between S&A Realty, Inc. and S&A Purchasing Corp., filed herewith.

10.03	Lease Agreement for 1311 East Street, Pittsfield, MA dated as of September 10, 2007 between S&A Realty, Inc. and S&A Purchasing Corp., filed herewith.

10.04	Lease Agreement for 20 Maple Avenue, Great Barrington, MA dated as of September 10, 2007 between S&A Supply, Inc. and S&A Purchasing Corp., filed herewith.

10.05	Employment Agreement dated as of September 10, 2007 between S&A Purchasing Corp. and Adam Mead, filed herewith.

10.06	Employment Agreement dated as of September 10, 2007 between S&A Purchasing Corp. and Brian Mead, filed herewith.

10.07	Consulting Agreement dated as of September 10, 2007 between S&A Purchasing Corp. and Nancy Mead, filed herewith.

10.08	Second Amendment dated as of September 10, 2007 to and under the Credit and Security Agreement, dated as of July 28, 2004 (as amended from time to time, the “Credit Agreement”), filed herewith.